UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018 (January 19, 2018)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor New York, NY 98001
(Address of principal executive offices)

(212) 521-4052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On January 19, 2018, the Amended and Restated Operating Agreement of 1847 Holdings LLC (the “Company”), as previously amended (the “Original Agreement”), was amended and restated in its entirety pursuant to a Second Amended and Restated Operating Agreement (the “Amended Agreement”) entered into by 1847 Partners LLC, as Allocation Member (as defined in the Amended Agreement). The Amended Agreement was adopted by the Board of Directors of the Company on January 19, 2018.

The following is a summary of certain amendments to the Original Agreement included in the Amended Agreement. Such summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, a copy of which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Generally, the Amended Agreement updates the Original Agreement, and includes (among others) the following modifications:

(1)    the definition of “Level 1 Hurdle Amount” was amended to change the percentage referred to therein from 1.75% to 2%;

(2)    the definition of “Level 2 Hurdle Amount” was amended to change the percentage referred to therein from 2.1875% to 2.5%;

(3)    the vote required to remove a director was decreased from 85% to two-thirds of outstanding common shares;

(4)    the requirement for the Company to have a lead independent director was removed;

(5)    the requirement for the Company to have a chief accounting officer was removed;

(6)    the notice required for meetings of the Board of Directors was changed from three (3) days if call by the chief executive officer of chairman, or twenty-one (21) days in all other cases, to forty-eight (48) hours prior to the meeting in all cases;

(7)    the notice required for meetings of shareholders was changed from not less than twenty (20) or more than sixty (60) days prior to the meeting to not less than ten (10) or more than sixty (60) days prior to the meeting; and

(8)    the record date for determining shareholders entitled to notice of or to vote at meetings of shareholders was changed from not less than twenty (20) or more than sixty (60) days prior to the meeting to not less than ten (10) or more than sixty (60) days prior to the meeting.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above is incorporated herein in its entirety.

Item 8.01 Other Events.

On January 22, 2018, the Company completed a 1-for-5 reverse split of the Company’s outstanding common shares. The new CUSIP number for the Company’s common shares is 28252B 309.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Operating Agreement of 1847 Holdings LLC, dated January 19, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: January 22, 2018	By:	/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Operating Agreement of 1847 Holdings LLC, dated January 19, 2018

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